JULIUS BAER FUNDS

                      JULIUS BAER INTERNATIONAL EQUITY FUND
                       JULIUS BAER TOTAL RETURN BOND FUND
                     JULIUS BAER GLOBAL HIGH YIELD BOND FUND
                       JULIUS BAER GLOBAL EQUITY FUND INC.

                      SUPPLEMENT DATED JULY 12, 2005 TO THE
                       PROSPECTUS DATED FEBRUARY 27, 2005

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THE FOLLOWING SENTENCE IS ADDED AT THE END OF THE FIRST PARAGRAPH OF THE SECTION
"THE FUNDS' MANAGEMENT - - INVESTMENT ADVISER" ON PAGE 38 OF THE PROSPECTUS:

A discussion regarding the basis for the Board of Julius Baer Investment Funds approving the advisory agreements with JBIM for the Julius Baer Investment Funds is available in the Funds' semi-annual to shareholders for the six-month period April 30, 2005.

THE AVERAGE ANNUAL TOTAL RETURNS TABLE OF JULIUS BAER TOTAL RETURN BOND FUND (THE "FUND") ON PAGE 13 OF THE PROSPECTUS IS REPLACED WITH THE FOLLOWING TABLE.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows the Total Return Bond Fund's average annual total returns and the change in the value of the Lehman Brothers Aggregate Bond Index ("LBA") over various periods ended December 31, 2004. The LBA, an unmanaged index used as a general measure of U.S. fixed income securities, tracks the performance of debt instruments issued by corporations and the U.S. Government and its agencies. The LBA was selected as the Fund's index, as it is the most widely used fixed income benchmark for U.S. bond mutual funds and U.S. bond variable annuity portfolios. For the Class A shares, the periods shown are the one- five- and ten-year periods ended December 31, 2004. For the Class I shares, the periods shown are the one-year, five-year and since inception periods ended December 31, 2004. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                   ONE YEAR+         FIVE YEARS+        TEN YEARS (OR SINCE INCEPTION)+
TOTAL RETURN BOND FUND-CLASS A
Return Before Taxes                                  5.67%              8.27%                   7.39%
Return After Taxes on Distributions                  4.56%              6.89%                   5.58%
Return After Taxes on Distributions and Sale of      3.81%              6.31%                   5.25%
         Fund Shares

TOTAL RETURN BOND FUND-CLASS I
Return Before Taxes                                  5.99%              8.48%                   7.94%**

Lehman Brothers Aggregate Bond Index                 4.34%              7.71%                   7.78%
   Since inception of Class I shares**                                                          7.33%

Merrill Lynch 1-10 Year U.S.
Government/Corporate Index*                          2.92%              7.13%                   7.13%
    Since inception of Class I shares**                                                         6.87%

J.P. Morgan
Global Government Bond (non-U.S.) Index*            12.04%              8.82%                   7.59%
     Since inception of Class I shares**                                                        8.27%

80% Merrill Lynch 1-10 Year U.S.
Government/Corporate Index/20% J.P. Morgan
Global Government Bond (non-U.S.) Index*             4.73%              7.52%                   7.27%
     Since inception of Class I shares**                                                        7.20%

+ The Fund's average annual total return for the one year, five year, ten year and since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

* The benchmark reflects no deduction for fees, expenses or taxes.

** Inception date for Class I shares is November 17, 1999.

THE SECOND SENTENCE OF THE LAST PARAGRAPH OF "THE FUND'S INVESTMENT STRATEGIES" ON PAGE 30 IS REPLACED WITH THE FOLLOWING:

If a security is downgraded below "Baa" and "BBB", the Adviser intends to dispose of the security within a reasonable time period.